UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2006
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20310	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana	70058
(Address of principal executive offices)	(Zip Code)
(504) 362-4321
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     At the 2006 Annual Meeting of Stockholders of Superior Energy Services, Inc. (the “Company”) held on May 23, 2006, the Company’s stockholders approved the Amended and Restated 2004 Directors Restricted Stock Units Plan (the “Plan”). The amendments to the Plan (i) increase the number of shares that may be issued under the Plan from 200,000 to 300,000 shares of common stock, (ii) add a provision allowing the board of directors to set the restricted stock unit dollar amount and (iii) add a provision that restricted stock units (“RSUs”) will be paid out upon a change of control of the Company.
     A more detailed description of the terms of the Plan can be found in the Company’s definitive proxy statement for its 2006 Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on April 20, 2006, in the section of the Proxy Statement entitled “Proposal to Approve the Amended and Restated Superior Energy Services, Inc. 2004 Directors Restricted Stock Units Plan” and is incorporated by reference herein. The foregoing summary and the summary incorporated by reference from the Proxy Statement are qualified in their entirety by the full text of the Plan.
     On May 24, 2006, the Company granted RSUs to each non-employee director in the amount of $100,000. As described in the Proxy Statement, the board of directors previously approved this amount, subject to stockholder approval of the Plan at the 2006 Annual Meeting. The number of RSUs granted is determined by dividing $100,000 by the fair market value of a share of common stock on the day of the annual meeting of stockholders. Each RSU represents the right to automatically receive from the Company, thirty days following the date a director ceases to be a director of the Company, for any reason, one share of common stock, free of any restrictions and all cash, securities and property credited or deposited in the director’s account with respect to each RSU.
Item 7.01. Regulation FD Disclosure.
     On May 24, 2006, the Company issued a press release announcing the results of the 2006 Annual Meeting. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.

10.1	Amended and Restated Superior Energy Services, Inc. 2004 Directors Restricted Stock Units Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 20, 2006).

99.1	Press release issued by Superior Energy Services, Inc., dated May 24, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: May 25, 2006

EXHIBIT INDEX

99.1	Press release issued by Superior Energy Services, Inc., dated May 24, 2006.